Goodwill and Intangible Assets	12 Months Ended
Dec. 25, 2010
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets
Note 6: Goodwill and Intangible Assets
The Company’s goodwill and intangible assets relate primarily to the December 2005 acquisition of the direct selling businesses of Sara Lee Corporation and the October 2000 acquisition of BeautiControl.
The Company does not amortize its tradename intangible assets and goodwill. Instead, the Company tests these assets for impairment annually, or more frequently if events or changes in circumstances indicate they may be impaired. The impairment test for the Company’s tradenames involves comparing the estimated fair value of the assets to their carrying amounts to determine if a write-down to fair value is required. If the carrying amount of a tradename exceeds its estimated fair value, an impairment charge is recognized in an amount equal to the excess. The impairment test for goodwill involves comparing the fair value of a reporting unit to its carrying amount, including goodwill, and after any asset impairment charges. If the carrying amount of the reporting unit exceeds its fair value, a second step is required to measure for any goodwill impairment loss. This step revalues all assets and liabilities of the reporting unit to their current fair value and then compares the implied fair value of the reporting unit’s goodwill to the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of the goodwill, an impairment loss is recognized in an amount equal to the excess.
In prior years, the Company recorded impairment charges related to its NaturCare, Nutrimetics and South African beauty businesses, in part, due to the fact that current and forecasted future results of operations were below its prior projections. This resulted from benefits related to strategies implemented since the acquisition of these businesses in 2005 not occurring as quickly or significantly as had been projected. Also contributing to the previous impairments was an overall increase to the assumed discount rates used in the valuations. In 2009, the Company recorded a $10.1 million impairment to the Nutrimetics tradename, a $4.2 million impairment to the NaturCare tradename and a $2.0 million impairment to the Avroy Shlain tradename. In addition to the impairment of tradenames, the Company also recognized impairments of goodwill of $8.6 million and $3.2 million relating to the Nutrimetics and South African beauty reporting units, respectively. In 2008, the Company recorded a $6.5 million impairment to the Nutrimetics tradename and a $2.5 million impairment to the NaturCare tradename. In the third quarter of 2010, the Company completed the annual impairment tests for all of the reporting units and tradenames, other than BeautiControl which was completed in the second quarter, and determined there was no further impairment.
The Company subsequently decided it would cease operating its Swissgarde unit in Southern Africa as a separate business and instead would begin selling certain of its products through its Avroy Shlain beauty business in South Africa. This is expected to have a significant impact on the Swissgarde sales force, product line and expected cash flow. As a result of this decision, the Company concluded that its intangible assets and goodwill were impaired and recorded in 2010 a $2.1 million impairment to the Swissgarde tradename, a $0.1 million impairment related to the sales force intangible and a $2.1 million impairment to goodwill relating to the South African beauty reporting unit.
Fair value of the reporting units is determined by the Company using either the income approach or a combination of the income and market approach with a greater weighting on the income approach (75 percent). The income approach, or discounted cash flow approach, requires significant assumptions to determine the fair value of each reporting unit. The significant assumptions used in the income approach include estimates regarding future operations and the ability to generate cash flows, including projections of revenue, costs, utilization of assets and capital requirements. It also requires estimates as to the appropriate discount rates to be used. The most sensitive estimate in this valuation is the projection of operating cash flows, as these provide the basis for the fair market valuation. The Company’s cash flow model uses forecasts for periods of about 10 years and a terminal value. The significant 2010 assumptions for these forecasts included annual revenue growth rates ranging from 1 to 14 percent with an average growth rate of 7 percent. The growth rates are determined by reviewing historical results of these units and the historical results of other of the Company’s business units that are similar to those of the reporting units, along with the expected contribution from growth strategies implemented in the units. Terminal values for all reporting units were calculated using a long-term growth rate of 3 percent. In estimating the fair value of the reporting units in 2010, the Company applied discount rates to its reporting units’ projected cash flows ranging from 13 to 25 percent. The discount rate at the high end of this range was for the South African and Latin American reporting units due to higher country-specific risk. The market approach relies on an analysis of publicly-traded companies similar to Tupperware and deriving a range of revenue and profit multiples. The publicly-traded companies used in the market approach were selected based on their having similar product lines of consumer goods, beauty products and/or companies using a direct-selling distribution method. The resulting multiples were then applied to the reporting unit to determine fair value.
The fair value of the Company’s tradenames was determined using the relief from royalty method, which is a form of the income approach. In this method, the value of the asset is calculated by selecting royalty rates which estimate the amount a company would be willing to pay for the use of the asset. These rates were applied to the Company’s projected revenue, tax affected and discounted to present value using an appropriate rate. Royalty rates used were selected by reviewing comparable trademark licensing agreements in the market, and a range from 3 to 5 percent was used in 2010. In estimating the fair value of the tradenames, the Company also applied a discount rate ranging from 14 to 29 percent, and revenue growth ranging from 1 to 14 percent, with an average growth rate of 7 percent, and a long-term terminal growth rate of 3 percent. Similar to the rates used in valuing the goodwill, the discount rates towards the high end of the range related to tradenames located in areas with higher country risks, such as revenue generated in the Company’s Argentina and Philippines markets under the Fuller tradename, its South Africa market under the Avroy Shlain tradename and its Uruguay market under the Nuvo tradename.
With the 2009 goodwill impairments recorded for the Nutrimetics and South African reporting units, these units are at a higher risk of additional impairments in future periods if changes in certain assumptions occur. This is also the case for the Nutrimetics, Avroy Shlain and NaturCare tradename values, as the fair value in these cases was set equal to carrying value in the second quarter of 2009. The fair value of the Fuller Mexico, NaturCare and BeautiControl reporting units and the Nuvo tradename exceeded the carrying value by over 50 percent at the last valuation date resulting in a lower risk that these assets could be impaired in future periods.
The fair value of the Fuller tradename exceeded its carrying value by almost 30 percent making a future impairment less likely to occur. The Company’s Fuller Latin America reporting unit showed an excess of 20 percent over carrying value, which could indicate a higher risk of future impairment. Given the sensitivity of the valuations to changes in cash flow or market multiples, the Company may be required to recognize an impairment of goodwill or intangible assets in the future due to changes in market conditions or other factors related to the Company’s performance. Actual results below forecasted results or a decrease in the forecasted results of the Company’s business plan or changes in discount rates could also result in an impairment charge, as could changes in market characteristics including additional declines in valuation multiples of comparable publicly-traded companies.Further impairment charges would have an adverse impact on the Company’s net income and could result in a lack of compliance with the Company’s debt covenants, although the financial covenant directly affected is the minimum net worth requirement and the first $75 million of any impairments, net of tax, arising from July 1, 2007 forward is excluded from the calculation of compliance with this covenant. Since July 1, 2007, the Company has recognized cumulative impairment charges related to goodwill and intangible assets of $50.4 million, net of tax. However, as laid out in Note 7 to the Consolidated Financial Statements, as of December 25, 2010, the Company’s adjusted net worth under its debt covenants exceeded its required net worth by $136.3 million.
The following table reflects gross goodwill and accumulated impairments allocated to each reporting segment at December 25, 2010, December 26, 2009 and December 27, 2008:

(in millions)	Europe	Asia Pacific	Beauty North America	Beauty Other	TW North America	Total
Gross goodwill balance at December 27, 2008	$11.2	$33.2	$153.7	$67.6	$16.3	$282.0
Effect of changes in exchange rates	2.8	(0.3)	1.9	6.8	—	11.2
Gross goodwill balance at December 26, 2009	14.0	32.9	155.6	74.4	16.3	293.2
Effect of changes in exchange rates	1.1	2.5	4.9	2.2	—	10.7
Gross goodwill balance at December 25, 2010	$15.1	$35.4	$160.5	$76.6	$16.3	$303.9

(in millions)	Europe	Asia Pacific	Beauty North America	Beauty Other	TW North America	Total
Accumulated impairment balance at December 27, 2008	$—	$—	$—	$5.9	$—	$5.9
Goodwill impairment	3.2	—	—	8.6	—	11.8
Accumulated impairment balance at December 26, 2009	3.2	—	—	14.5	—	17.7
Goodwill impairment	2.1	—	—	—	—	2.1
Accumulated impairment balance at December 25, 2010	$5.3	$—	$—	$14.5	$—	$19.8
The gross carrying amount and accumulated amortization of the Company’s intangible assets, other than goodwill, were as follows:

	December 25, 2010
(in millions)	Gross Carrying Value	Accumulated Amortization	Net
Trademarks and tradenames	$170.2	$—	$170.2
Sales force relationships—single level	29.7	25.1	4.6
Sales force relationships—multi tier	35.3	29.7	5.6
Acquired proprietary product formulations	4.0	4.0	—
Total intangible assets	$239.2	$58.8	$180.4

	December 26, 2009
(in millions)	Gross Carrying Value	Accumulated Amortization	Net
Trademarks and tradenames	$163.6	$—	$163.6
Sales force relationships—single level	28.6	22.5	6.1
Sales force relationships—multi tier	33.9	26.4	7.5
Acquired proprietary product formulations	3.8	3.8	—
Total intangible assets	$229.9	$52.7	$177.2
A summary of the identifiable intangible asset account activity is as follows:

	Year Ending
(in millions)	December 25, 2010	December 26, 2009
Beginning Balance	$229.9	$233.4
Impairment of intangible assets	(2.2)	(16.3)
Effect of changes in exchange rates	11.5	12.8
Ending Balance	$239.2	$229.9
Amortization expense was $3.9 million, $5.1 million and $9.0 million in 2010, 2009 and 2008, respectively. The estimated annual amortization expense associated with the above intangibles for each of the five succeeding years is $2.5 million, $1.9 million, $1.3 million, $1.0 million and $0.7 million, respectively.